UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2009

Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

WA	000-24151	91-1574174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. Riverside Ave., Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   509-456-8888

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Certain Officers

(c) Northwest Bancorporation, Inc. (the "Company"), the bank holding company for Inland Northwest Bank (the "Bank"), today issued a press release announcing that Holly A. Austin has been appointed to serve as Chief Financial Officer of both the Company and the Bank, effective January 22, 2009. Ms. Austin, age 38, is a Certified Public Accountant and has been the Secretary/Treasurer of the Company and Cashier of the Bank for the past eight years, reporting directly to the CFO during that time.

The text of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit No.         Exhibit Description

99.1                     Text of Northwest Bancorporation, Inc. press release.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northwest Bancorporation, Inc. (Registrant)
January 22, 2009 (Date)	/s/ RANDALL L. FEWEL Randall L. Fewel President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Exhibit Description

99.1                     Text of Northwest Bancorporation, Inc. press release.